UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 26, 2011

EMC INSURANCE GROUP INC.
(Exact name of registrant as specified in its charter)

Iowa	0-10956	42-6234555
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Mulberry Street, Des Moines, Iowa	50309
(Address of principal executive offices)	(Zip Code)

(515) 345-2902
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2011, the Board of Directors of the Registrant approved the terms of compensation to be paid to non-employee directors for the ensuing year, effective as of May 26, 2011 (the date of the Registrant's Annual Meeting of Stockholders).  Compensation for non-employee directors includes an annual retainer of $30,000, board and committee meeting attendance fees of $2,000 per meeting and reimbursement of travel and business expenses.  In addition, the chair of the board of directors shall receive an annual fee of $10,000, the chair of the audit committee shall receive an annual fee of $10,000, and the chairs of all other board committees shall receive an annual fee of $4,000.  Non-employee directors are also entitled to receive $2,000, and reimbursement of travel and business expense, for each day that they attend an approved educational program or seminar.  The non-employee directors are also eligible to participate in Employers Mutual Casualty Company’s Non-Employee Director Stock Option Plan.  Under this plan, directors are granted an option to purchase the Registrant's common stock in an amount up to 100 percent of their annual retainer at an option price equal to 75 percent of the fair market value of the common stock on the option exercise date.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 26, 2011, the Registrant held its annual meeting of stockholders (the “Annual Meeting”).  At the Annual Meeting stockholders: 1) elected the six Board of Director nominees to serve as directors of the Registrant for the ensuing year, 2) ratified the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the current fiscal year, 3) approved, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers, and 4) approved, on a non-binding advisory basis, that future stockholder advisory votes on the compensation of the Registrant’s named executive officers should be held every three years.

The voting results are set forth below.

1)	To elect a Board of Directors:

Nominee	Votes Cast for	Votes Withheld	Broker Non-Votes
George C. Carpenter III	12,067,012	38,783	486,111
Stephen A. Crane	12,083,183	22,612	486,111
Jonathan R. Fletcher	12,084,826	20,969	486,111
Robert L. Howe	12,088,317	17,478	486,111
Bruce G. Kelley	12,089,593	16,202	486,111
Gretchen H. Tegeler	12,086,605	19,190	486,111

2)	To ratify the appointment of Ernst & Young LLP as the Registrant’s independent registered public accounting firm for the current fiscal year.

For	Against	Abstain
12,542,898	43,599	5,409

3)	To approve, by a non-binding advisory vote, the compensation of the Registrant’s named executive officers.

For	Against	Abstain	Broker Non-votes
11,918,913	60,010	126,872	486,111

4)	To vote, on a non-binding advisory basis, on the frequency of future stockholder advisory votes on the compensation of the Registrant’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
2,906,996	26,042	9,045,431	127,326	486,111

Item 7.01	Regulation FD Disclosure.

On May 26, 2011, the Board of Directors of the Registrant declared a quarterly dividend of nineteen (19) cents per share of common stock payable June 15, 2011 to shareholders of record as of June 8, 2011. A press release was issued May 27, 2011 announcing the dividend.  The press release is furnished as Exhibit 99.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on June 1, 2011.

EMC INSURANCE GROUP INC.
Registrant

/s/ Bruce G. Kelley
Bruce G. Kelley
President and Chief Executive Officer

/s/ Mark E. Reese
Mark E. Reese
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99	Press release